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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                   FORM 8 - K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                          Date of Report: June 2, 2004
                        (Date of earliest event reported)


                         MEDICAL ACTION INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)


Delaware                                           0-13251                         11-2421849
(State or other jurisdiction              (Commission File Number)              (IRS Employer
of incorporation                                                       Identification Number)


800 Prime Place, Hauppauge, New York                                                    11788
(Address of principal executive offices)                                           (Zip Code)


Registrant's telephone number including
area code                                                                      (631) 231-4600







          (Former name or former address, if changed since last report)





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MEDICAL ACTION INDUSTRIES INC. - 8-K                         Filing Date: 6/2/04
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS


                                 Filing Sections

Document.....................................................................1

Base.........................................................................1

Cover Page...................................................................1

Financial Statements/Exhibits................................................2

List of Exhibits.............................................................2

Signatures...................................................................2


                                    Exhibits

Exhibits.....................................................................3

Additional Exhibits 99.1.....................................................3



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

              (99.1) Press Release Dated June 2, 2004

Item 12. Results of Operations and Financial Condition.

         On June 2, 2004, Registrant issued a press release disclosing information regarding the Registrant's Results of Operations for the three (3) and twelve (12) months ended March 31, 2004. A copy of the press release is attached as Exhibit 99.1.

         The information in this Form 8-K is being furnished under Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           MEDICAL ACTION INDUSTRIES INC.



                           By: /s/ Richard G. Satin
                               --------------------------
                               Richard G. Satin,
                               Vice President of Operations and General Counsel (Principal Accounting Officer)


Dated: June 2, 2004